LONG-TERM DEBT, EXCLUDING CURRENT MATURITIES (Maturities Of Long-Term Debt) (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Long-term Debt, Excluding Current Maturities [Abstract]
2021	$ 369
2022	526
2023	485
2024	321
2025	164
Total long-term debt	$ 1,865